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                                                                   EXHIBIT 10.23


                              LIPID SCIENCES, INC.

                      EMPLOYEE CONFIDENTIAL INFORMATION AND
                              INVENTIONS AGREEMENT

         In partial consideration and as a condition of my employment or continued employment with Lipid Sciences, Inc., a Delaware corporation (which together with any parent, subsidiary, affiliate, or successor is hereinafter referred to as the "Company"), and effective as of the date that my employment with the Company first commenced, I hereby agree as follows:

         1.       NONCOMPETITION; NONSOLICITATION

                  (a) During my employment with the Company, I will perform for the Company such duties as it may designate from time to time and will devote my full time and best efforts to the business of the Company and will not, without the prior written approval of (i) an officer of the Company if I am not an executive officer of the Company or (ii) the Board of Directors of the Company if I am an executive officer of the Company, (a) engage in any other professional employment or consulting, or (b) directly or indirectly participate in or assist any business which is a current or potential supplier, customer, or competitor of the Company.

                  (b) During the term of my employment by the Company, and for twelve months thereafter, I shall not directly or indirectly, without the prior written consent of the Company, solicit, recruit, encourage or induce any employees, directors, consultants, contractors or subcontractors of the Company to leave the employ of the Company, either on my own behalf or on behalf of any other person or entity.

         2.       CONFIDENTIALITY OBLIGATION

                  I will hold all Company Confidential Information in confidence and will not disclose, use, copy, publish, summarize, or remove from the Company's premises any Confidential Information, except (a) as necessary to carry out my assigned responsibilities as a Company employee, and (b) after termination of my employment, only as specifically authorized in writing by an officer of the Company. "Confidential Information" is all information related to any aspect of the Company's business which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company, whether of a technical nature or otherwise. Confidential Information includes but is not limited to products, inventions, innovations, ideas, discoveries, designs, methods, formulas, patterns, compilations, software, databases, object codes, programs, trade secrets, works of authorship, mask works,
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developmental or experimental work, processes, techniques, improvements, know-how, licenses, data, biological materials, gene sequences, cell lines, assays, algorithms data tests, models, results, analyses, prices, budgets, financial information and forecasts, product plans, marketing plans and strategies, agreements and customer lists.

         3.       INFORMATION OF OTHERS

                  I will safeguard and keep confidential the proprietary information of customers, vendors, consultants, and other parties with which the Company does business to the same extent as if it were Company Confidential Information. I will not, during my employment with the Company or otherwise, use or disclose to the Company any confidential, trade secret, or other proprietary information or material of any previous employer or other person, and I will not bring onto the Company's premises any unpublished document or any other property belonging to any former employer without the written consent of that former employer.

         4.       COMPANY PROPERTY

                  All papers, records, data, notes, drawings, files, documents, samples, devices, products, equipment, and other materials, including copies, relating to the Company's business that I possess or create as a result of my employment with the Company, whether or not confidential, are the sole and exclusive property of the Company. In the event of the termination of my employment, I will promptly deliver all such materials to the Company and will sign and deliver to the Company the "Termination Certificate" attached hereto as Exhibit A. In addition, during my employment with the Company and during the 30-day period after termination thereof, I agree to provide reasonably adequate written disclosure to the Company as soon as practicable upon request by the Company of any information or know-how obtained by me relating to my work with the Company and fully cooperate with the Company to ensure that the Company has the full benefit of such information and know-how.

         5.       OWNERSHIP OF INVENTIONS

                  All products, inventions, innovations, ideas, discoveries, designs, methods, formulas, software, object codes, databases, algorithms, trade secrets, works of authorship, mask works, developmental or experimental work, processes, techniques, models, improvements, and related know-how which result from work performed by me, alone or with others, on behalf of the Company or from access to the Company Confidential Information or property whether or not patentable, copyrightable, or qualified for mask work protection (collectively "Inventions") shall be the property of the


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Company, and, to the extent permitted by law, shall be "works made for hire." I hereby assign and agree to assign to the Company or its designee, without further consideration, my entire right, title, and interest in and to all Inventions, other than those described in Section 6 of this Agreement, including all rights to obtain, register, perfect, and enforce patents, copyrights, mask work rights, and other intellectual property protection for Inventions. I will disclose promptly and in writing to the individual designated by the Company or to my immediate supervisor all Inventions which I have made or reduced to practice. During my employment and for four years after, I will assist the Company (at its expense) to obtain and enforce patents, copyrights, mask work rights, and other forms of intellectual property protection on Inventions.

         6.       EXCLUDED INVENTIONS

                  Attached hereto as Schedule 6 is a list of all inventions, improvements, and original works of authorship which I desire to exclude from this Agreement, each of which has been made or reduced to practice by me prior to my employment by the Company. If no list is attached to this Agreement, or if I have completed Schedule 6 by writing "None," there are no inventions to be excluded at the time of my signing of this Agreement. I understand that this Agreement requires disclosure, but not assignment, of any invention that qualifies under Section 2870 of the California Labor Code, which reads as follows:

                  "(a)     Any provision in an employment agreement which
                  provides that an employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                           (1)      Relate at the time of conception or
                           reduction to practice of the invention to the employer's business or actual or demonstrably anticipated research or development of the employer; or

                           (2) Result from any work performed by the employee for the employer.

                  (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."



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         7.       PRIOR CONTRACTS

                  I represent that there are no other contracts to assign inventions that are now in existence between any other person or entity and me. I further represent that I have no other employments, consultancies, or undertakings which would restrict or impair my performance of this Agreement.

         8.       AGREEMENTS WITH THIRD PARTIES

                  I acknowledge that the Company from time to time may have agreements with other persons or with the United States Government or agencies thereof which impose obligations or restrictions on the Company regarding Inventions made during the course of work under such agreements or regarding the confidential nature of such work. I agree to be bound by all such obligations or restrictions and to take all action necessary to discharge the obligations of the Company thereunder.

         9.       AT WILL EMPLOYMENT

                  I agree that unless specifically provided in another writing signed by me and an officer of the Company, my employment by the Company is not for a definite period of time. Rather, my employment relationship with the Company is one of employment at will and my continued employment is not obligatory by either myself or the Company.

         10.      MISCELLANEOUS

                  10.1     Governing Law

                           This Agreement shall be governed by, and construed in
accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

                  10.2     Severability

                           If any provision of this Agreement shall be
determined to be invalid or unenforceable for any reason, that provision shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement, shall be deemed valid, and enforceable to the full extent possible.



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                  10.3     Injunctive Relief; Consent to Jurisdiction

                           I acknowledge and agree that damages will not be an
adequate remedy in the event of a breach of any of my obligations under this Agreement. I therefore agree that the Company shall be entitled (without limitation of any other rights or remedies otherwise available to the Company) to obtain, without posting bond, specific performance and preliminary and permanent injunction from any court of competent jurisdiction prohibiting the continuance or recurrence of any breach of this Agreement. I hereby submit myself to the jurisdiction and venue of the courts of the State of California for purposes of any such action. I further agree that service upon me in any such action or proceeding may be made by first class mail, certified or registered, to my address last appearing in the records of the Company.

                 10.4      Arbitration

                           I further agree that the Company, at its option, may
elect to submit any dispute or controversy arising out of or related to this Agreement for final settlement by arbitration conducted in Santa Clara County, California in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators shall be specifically enforceable and may be entered in any court having jurisdiction thereof.

                 10.5      Binding Effect; Waiver

                           This Agreement shall be binding upon and shall inure
to the benefit of the successors, executors, administrators, heirs, representatives, and assigns of the parties. The waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.

                 10.6      Headings

                           The Section headings herein are intended for
reference and shall not by themselves determine the construction or interpretation of this Agreement.

                 10.7      Entire Agreement; Modifications

                           This Employee Confidential Information and Inventions
Agreement contains the entire agreement between the Company and the undersigned employee concerning the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements, whether oral or written, respecting that subject matter. All modifications to this Agreement must


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be in writing and signed by the party against whom enforcement of such modification is sought.

                  IN WITNESS WHEREOF, I have executed this Employee Confidential Information and Inventions Agreement as of the ____________ day of _______________, 2001.



                                             __________________________________
                                             Employee's Signature

                                             __________________________________
                                             Printed Name of Employee

                                             __________________________________
                                             __________________________________
                                             __________________________________
                                             Address

RECEIPT ACKNOWLEDGED:

LIPID SCIENCES, INC.

By:
   ____________________________






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                                   SCHEDULE 6

                     (Excluded Inventions, Improvements, and
                          Original Works of Authorship)


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                                                    Identifying Number
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                                    EXHIBIT A

                              LIPID SCIENCES, INC.

                            TERMINATION CERTIFICATION


                  This is to certify that I do not have in my possession, nor have I failed to return, any papers, records, data, notes, drawings, models, files, documents, samples, devices, products, equipment, and other materials, including reproductions of any of the aforementioned items, belonging to Lipid Sciences, Inc., its subsidiaries, affiliates, successors, or assigns (together, the "Company").

                  I further certify that I have complied with all the terms of the Company's Confidential Information and Inventions Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein) conceived or made by me (solely or jointly with others) covered by that agreement.

                  I further agree that, in compliance with the Confidential Information and Inventions Agreement, I will hold in confidence and will not disclose, use, copy, publish, or summarize any Confidential Information (as defined in the Company's Confidential Information and Inventions Agreement) of the Company or of any of its customers, vendors, consultants, and other parties with which it does business.



Date: ____________________



                                          _____________________________________
                                          Employee's Signature

                                          _____________________________________
                                          Type/Print Employee's Name